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Exhibit 3.65

[LOGO]        Industry Canada

Certificate
of Incorporation

Canada Business
Corporations Act

3290441 CANADA INC.	329044-1

Name of corporation	Corporation number

I hereby certify that the above-named corporation, the articles of incorporation of which are attached, was incorporated under the Canada Business Corporations Act.

Director	August 28, 1996 Date of Incorporation

[CANADA LOGO]

[LOGO]	Industry Canada Canada Business Corporations Act	FORM 1 ARTICLES OF INCORPORATION (SECTION 6)
1—Name of Corporation
3290441 CANADA INC.
2—The place in Canada where the registered office is to be situated The Territory of the Montreal Urban Community, in the Province of Quebec
3—The classes and any maximum number of shares that the corporation is authorized to issue

      An unlimited number of Class A shares and
      Class B shares without par value.

      The attached Schedule I is incorporated into this form.

4—Restrictions, if any, on share transfers The attached Schedule II is incorporated into this form.
5—Number (or minimum and maximum number) of directors Not less than one nor more than ten.
6—Restrictions, if any, on business the corporation may carry on N/A
7—Other provisions, if any The attached Schedule III is incorporated into this form.
8—Incorporators

Name(s)	Address (include postal code)	Signature

Lynn Grassby	62 Winston Circle Pointe Claire, Quebec H9S 4X6

FOR DEPARTMENTAL USE ONLY		Filed
Corporation number	329044-1	Aug 28 1996

SCHEDULE I

        The Class A shares and the Class B shares shall carry and be subject to the following rights, privileges, restrictions and conditions, that is to say:

Dividends

(a)
The holders of record of the Class B shares shall be entitled to receive in each financial year of the Corporation, as and when declared by the board of directors, fixed non-cumulative preferential dividends at the rate of but not exceeding 8% of the redemption price per share per annum. Cheques of the Corporation payable at par at any branch of the Corporation's bankers in Canada shall be issued in respect of such dividends (less any taxes required to be deducted) and the mailing of such a cheque to any holder shall satisfy the dividend represented thereby. If in any financial year the board of directors in its discretion shall not declare the said dividends or any part thereof on the said Class B shares then the rights of the holders thereof to such dividends or to any greater dividend than the dividends actually declared for such financial year shall be forever extinguished. No dividends shall at any time be declared, paid or set apart for payment in any financial year of the Corporation upon any other shares of the Corporation unless the prescribed dividend in respect of such year on all then outstanding Class B shares shall have been declared, paid or set apart for payment during such financial year of the Corporation.

Redemption

(b)
The Corporation may redeem in the manner hereinafter provided, all or from time to time any part of the outstanding Class B shares on payment to the holders thereof for each share to be redeemed of the fair market value of the consideration received on issue ("redemption price") together with all dividends declared thereon and unpaid.

(c)
Before redeeming any Class B shares the Corporation shall mail to each person who, at the date of such mailing, is a registered holder of shares to be redeemed notice of the intention of the Corporation to redeem such shares held by such registered holder. Such notice shall be mailed by ordinary prepaid post addressed to the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any such holder not appearing on the books of the Corporation, then to the last known address of such holder, at least 30 days before the date specified for redemption. Such notice shall set out the redemption price, the date on which redemption is to take place and, if part only of the shares held by the person to whom it is addressed is to be redeemed the number thereof so to be redeemed. In case a part only of the then outstanding Class B shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the directors in their discretion shall decide or, if the directors so determine, may be redeemed pro rata disregarding fractions, and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares. On and after the date so specified for redemption the Corporation shall pay or cause to be paid to the registered holders the redemption price of the shares to be redeemed, on presentation and surrender of the certificates for the shares so called for redemption at the registered office of the Corporation or at such other place or places as may be specified in such notice, and the certificates for such shares shall thereupon be cancelled and the shares represented thereby shall thereupon be and be deemed to be redeemed. From and after the date specified in such notice for redemption, the holders of such shares called for redemption shall cease to be entitled to dividends and shall not be entitled to any rights in respect thereof, except to receive the redemption price, unless payment of the redemption price shall not be made by the Corporation in accordance with the foregoing provisions, in which case the rights of the holders of such shares shall remain unimpaired. On or before the date specified for redemption the Corporation shall have the right to deposit the redemption price of the shares called for redemption in a special account with any chartered bank or trust company named in the notice of redemption to be paid, without interest, to or to the order of the respective holders of such shares called for redemption upon presentation and surrender of the certificates representing the same and, upon such deposit being made, the shares in respect whereof such deposit shall have been made shall be deemed to be redeemed and the rights of the several holders thereof, after such deposit, shall be limited to receiving, out of the moneys so deposited, without interest, the redemption price payable with respect to their respective shares against presentation and surrender of the certificates representing such shares.

Purchase for cancellation

(d)
The Corporation shall have the right at its option at any time and from time to time to purchase for cancellation the whole or any part of the Class B shares, pursuant to tenders received by the Corporation upon request for tenders addressed to all holders of Class B shares or with the unanimous consent of the holders of all Class B shares by private contract at the lowest price at which, in the opinion of the directors, such shares are obtainable, but not exceeding the redemption price per share, together with all dividends declared thereon and unpaid. If in response to an invitation for tenders, two or more shareholders submit tenders at the same price and if such tenders are accepted by the Corporation in whole or in part, then, unless the Corporation accepts all such tenders in whole, the Corporation shall accept such tenders in proportion as nearly as may be to the number of shares offered in each such tender.

Retraction

(e)
The holders of the Class B shares may at any time and from time to time call upon the Corporation, by written request, to purchase or redeem all or part of such shares and, subject to Section 36 of the Canada Business Corporations Act, the Corporation within 30 days of receipt of such request, shall purchase or redeem such shares at the redemption price per share together with all dividends declared thereon and unpaid.

Liquidation

(f)
In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary:

(i)
the holders of the Class B shares shall be entitled to receive before any distribution of any part of the assets of the Corporation among the holders of any

2

    other shares, an amount equal to the sum of the redemption price per share together with all dividends declared thereon and unpaid and no more; and

  (ii)
  the holders of the Class A shares shall be entitled to receive, after distribution to the holders of the Class B shares, the remaining property of the Corporation.

Voting

(g)
Subject to the provisions of the Canada Business Corporations Act or to the Articles, the holders of the Class B shares shall not, as such, have any voting rights nor shall they be entitled to attend shareholders' meetings.

(h)
The holders of the Class A shares are entitled to one vote for each share held at all meetings of shareholders.

3

SCHEDULE II

        No shares of the capital stock of the Corporation shall be transferred without the consent of the directors of the Corporation, evidenced by a resolution passed by them and recorded in the books of the Corporation.

4

SCHEDULE III

1.
The holders of shares of a class or of a series shall not be entitled to vote separately as a class or series under section 176 of the Canada Business Corporations Act (but shall be entitled to vote with the holders of all other voting shares) upon a proposal to amend the articles to:

a)
increase or decrease any maximum number of authorized shares of such class or increase any maximum number of authorized shares of a class having rights or privileges equal or superior to the shares of such class;

b)
effect an exchange, reclassification or cancellation of all or part of the shares of such class; or

c)
create a new class of shares equal or superior to the shares of such class.

2.
The number of shareholders of the Corporation shall be limited to fifty (50), not including persons who are in the employment of the Corporation or of a subsidiary and persons who, having been formerly in the employment of the Corporation or of a subsidiary, were, while in that employment, and have continued after the termination of that employment to be shareholders of the Corporation, two (2) or more persons holding one (1) or more shares jointly being counted as a single shareholder.

3.
Any invitation to the public to subscribe for securities of the Corporation is prohibited.

5

[LOGO]        Industry Canada

Certificate
of Amendment

Canada Business
Corporations Act

WOOD WYANT INC.		329044-1
Name of corporation		Corporation number
I hereby certify that the articles of the above-named corporation were amended
(a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐
(b) under section 27 of the Canada Business Corporation Act as set out in the attached articles of amendment designating a series of shares;	☐
(c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒
(d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization.	☐
Director		June 9, 1999 Date of Amendment

[CANADA LOGO]

[LOGO] Industry Canada Canada Business Corporations Act	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)

1—Name of the Corporation		2—Corporation No.

WOOD WYANT INC.		329044-1

3—The articles of the above-named corporation are amended as follows:

                By subdividing the 1,000,000 issued and
                outstanding Class E exchangeable shares
                into 1,333,333 Class E exchangeable shares
                on the basis of an additional .333333
                Class E exchangeable share for each Class E
                exchangeable share issued.

Date	Signature	Title
D-J M Y-A 4/ 04/ 1999		Director

FOR DEPARTMENTAL USE ONLY Filed
June 9, 1999

[LOGO]        Industry Canada

Certificate
of Amendment

Canada Business
Corporations Act

WOOD WYANT INC.		329044-1
Name of corporation		Corporation number
I hereby certify that the articles of the above-named corporation were amended
(a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐
(b) under section 27 of the Canada Business Corporation Act as set out in the attached articles of amendment designating a series of shares;	☐
(c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒
(d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization.	☐
Director		April 29, 1998 Date of Amendment

[CANADA LOGO]

[LOGO] Industry Canada Canada Business Corporations Act	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)

1—Name of the Corporation		2—Corporation No.

WOOD WYANT INC.		329044-1

3—The articles of the above-named corporation are amended as follows:
Paragraph 3 thereof is amended by adding to Schedule I of the Certificate of Amendment dated April 28, 1998 the following:

"7.4 For greater certainty, the four
Parent Common Shares for three
Parent Common Shares stock split
announced by the Parent on
March 27, 1998 shall not give rise to
any adjustment of the Class F Shares
under section 7.1 of these provisions."

Date	Signature	Title
D-J M Y-A 29/ 4/ 1998		President

FOR DEPARTMENTAL USE ONLY Filed

[LOGO]        Industry Canada

Certificate
of Amendment

Canada Business
Corporations Act

WOOD WYANT INC.		329044-1
Name of corporation		Corporation number
I hereby certify that the articles of the above-named corporation were amended
(a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐
(b) under section 27 of the Canada Business Corporation Act as set out in the attached articles of amendment designating a series of shares;	☐
(c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒
(d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization.	☐
Director		March 18, 1997 Date of Amendment

[CANADA LOGO]

[LOGO] Industry Canada Canada Business Corporations Act	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)

1—Name of the Corporation		2—Corporation No.

3290441 CANADA INC.		329044-1

3—The articles of the above-named corporation are amended as follows:
Paragraph 1 thereof is replaced with the following: WOOD WYANT INC.

Date	Signature	Title
D-J M Y-A 18/ 03/ 1997		Secretary

FOR DEPARTMENTAL USE ONLY Filed

[LOGO]        Industry Canada

Certificate
of Amendment

Canada Business
Corporations Act

3290441 CANADA INC.		329044-1
Name of corporation		Corporation number
I hereby certify that the articles of the above-named corporation were amended
(a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐
(b) under section 27 of the Canada Business Corporation Act as set out in the attached articles of amendment designating a series of shares;	☐
(c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒
(d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization.	☐
Director		November 11, 1996 Date of Amendment

[CANADA LOGO]

[LOGO] Industry Canada Canada Business Corporations Act	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)

1—Name of the Corporation		2—Corporation No.

3290441 CANADA INC.		329044-1

3—The articles of the above-named corporation are amended as follows:

                Paragraph 3 thereof is replaced with the
                following:

                An unlimited number of Class A shares,
                Class B shares, Class E exchangeable shares
                and common shares without par value.

                The attached Schedule I is incorporated into
                this form.

                Paragraph 4 thereof is replaced with the
                following:

                The attached Schedule II is incorporated into
                this form.

                Paragraph 7 thereof is replaced with the
                following:

                The attached Schedule III is incorporated
into this form.

Date	Signature	Title
D-J M Y-A 11/ 11/ 1998		Secretary

FOR DEPARTMENTAL USE ONLY Filed
Nov 12, 1996

SCHEDULE I

I.
An unlimited number of Class A shares, an unlimited number of Class B shares, an unlimited number of Class E exchangeable shares ("Exchangeable Shares") and an unlimited number of common shares are hereby created.

II.
The Class A shares, the Class B shares, the Exchangeable shares and the common shares shall carry and be subject to the following rights, privileges, restrictions and conditions, that is to say:

III.
CLASS A SHARES AND CLASS B SHARES

1.
Dividends

(a)
The holders of record of the Class A shares shall be entitled to a fixed cumulative preferential dividend, subject to the provisions of the Canada Business Corporations Act, ranking pari passu with holders of record of the Class B shares, in preference and priority to any payment of dividends on any other class of shares of the Corporation, at an annual rate per share of 4% of the Redemption Price (as herein defined), payable monthly, on the last day of each month. Such dividends shall accrue and be cumulative from the respective dates of issue of the Class A shares. If on any dividend payment date the Corporation shall not have paid the said dividends in full on all Class A shares, then the outstanding dividends or the unpaid part thereof shall be paid on a subsequent date or dates in priority to dividends on any shares of any other class of shares of the Corporation ranking junior as to the payment of dividends to the Class A shares.

(b)
The holders of record of the Class B shares shall be entitled to a fixed cumulative preferential dividend, subject to the provisions of the Canada Business Corporations Act, ranking pari passu with the holders of record of the Class A shares, in preference and priority to any payment of dividends on any other class of shares of the Corporation, at an annual rate per share of 3.999999% of the Redemption Price, payable monthly, on the last day of each month. Such dividends shall accrue and be cumulative from the respective dates of issue of the Class B shares. If on any dividend payment date the Corporation shall not have paid the said dividends in full on all Class B shares, then the outstanding dividends or the unpaid part thereof shall be paid on a subsequent date or dates in priority to dividends on any shares of any other class of shares of the Corporation ranking junior as to the payment of dividends to the Class B shares.

(c)
No dividends shall at any time be declared, paid or set apart for payment upon any shares of the Corporation, unless the prescribed monthly dividend on all then outstanding Class A shares and Class B shares shall have been declared, paid or set apart for payment.

    (d)
    No dividends shall be declared or paid or set aside for payment in any year on any class of shares of the Corporation, other than the Class A shares and the Class B shares, that would result in the Corporation having insufficient assets to redeem the Class A shares and the Class B shares scheduled for redemption in such year at their Redemption Price.

    (e)
    Cheques of the Corporation payable at par at any branch of the Corporation's bankers in Canada shall be issued in respect of such dividends (less any taxes required to be deducted) and the mailing of such a cheque to any holder shall satisfy the dividend represented thereby.

  2.
  Redemption and Retraction

  (a)
  The Class A shares and the Class B shares shall be redeemable and retractable in the manner hereinafter provided, on payment to the holders thereof of an amount equal to $1.00 per share, plus all dividends accrued thereon and unpaid to the applicable redemption date ("Redemption Price"). The Class A shares and the Class B shares redeemed pursuant to this paragraph shall be cancelled.

  (b)
  Subject to the provisions of the Canada Business Corporations Act, the Corporation shall be obliged to redeem all the outstanding Class A shares and Class B shares as follows:

  (i)
  redemptions shall be made in consecutive, annual tranches, each tranche equal to the lesser of (y) ten percent (10%) of the aggregate number of Class A shares and Class B shares outstanding immediately prior to the first such redemption and (z) the aggregate number of Class A shares and Class B shares then outstanding,

  (ii)
  no Class B shares shall be included for redemption in any such tranche until either (y) all of the Class A shares have been previously redeemed, or (z) all of the then outstanding Class A shares are included for redemption in such tranche, and

  (iii)
  the first tranche shall be redeemed on the third day of January 1998 and the subsequent tranches shall be redeemed on the third day of January of each successive year until all of the Class A shares and Class B shares shall have been redeemed.

  (c)
  Before redeeming any Class A or Class B shares the Corporation shall mail to each person who, at the date of such mailing, is a registered holder of shares to be redeemed notice of the intention of the Corporation to redeem such shares held by such registered holder. Such notice shall be mailed by ordinary prepaid post addressed to the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any such holder not appearing on the books of the Corporation, then to the last known address of such holder, at least 30 days before the date specified for redemption. Such notice shall set out the Redemption Price, the date on which redemption is to take place and the number thereof so to be redeemed. In case a part only of the then outstanding Class A or Class B shares, as the case may be, is at any time to be redeemed, the shares so to be redeemed shall be redeemed from the respective holders thereof pro rata, disregarding fractions, and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares. On and after the date so specified for redemption the Corporation shall pay or cause to be paid to the registered holders the Redemption Price of the shares to be redeemed on presentation and surrender of the certificates for the shares so called for redemption at the registered office of the Corporation or at such other place or places as may be specified in such notice, and the certificates for such shares shall thereupon be cancelled and the shares represented thereby shall thereupon be and be deemed to be redeemed. From and after the date specified in such notice for redemption, the holders of such shares called for redemption shall cease to be entitled to dividends and shall not be entitled to any rights in respect thereof, except to receive the Redemption Price, unless payment of the Redemption Price shall not be made by the Corporation in accordance with the foregoing provisions, in which case the rights of the holders of such shares shall remain unimpaired. On or before the date specified for redemption the Corporation shall have the right to deposit the Redemption Price of the shares called for redemption in a special account with any chartered bank or trust company named in the notice of redemption to be paid, without interest, to or to the order of the respective holders of such shares called for redemption upon presentation and surrender of the certificates representing the same and, upon such deposit being made, the shares in respect whereof such deposit shall have been made shall be deemed to be redeemed and the rights of the several holders thereof, after such deposit, shall be limited to receiving, out of the moneys so deposited, without interest, the Redemption Price payable with respect to their respective shares plus the full amount of all dividends declared and unpaid thereon against presentation and surrender of the certificates representing such shares.

    (d)
    In the event that the Corporation shall fail to redeem any tranche of Class A shares or Class B shares in accordance with the provisions hereof, the holders of the Class A shares and Class B shares shall be entitled to call upon the Corporation, by written request, to redeem such tranche and, subject to Section 36 of the Canada Business Corporations Act, the Corporation shall redeem such shares within thirty (30) days of receipt of such request in accordance with the provisions of this Section 2.

  3.
  Purchase for cancellation

    The Corporation shall have the right at its option at any time and from time to time to purchase for cancellation the whole or any part of the Class A shares and the Class B shares, pursuant to tenders received by the Corporation upon request for tenders addressed to all holders of Class A or Class B shares, as the case may be, or with the unanimous consent of the holders of all Class A or Class B shares by private contract at a price per share equal to the Redemption Price per share. If in response to an invitation for tenders, two or more shareholders submit tenders at the same price and if such tenders are accepted by the Corporation in whole or in part, then, unless the Corporation accepts all such tenders in whole, the Corporation shall accept such tenders in proportion as nearly as may be to the number of shares offered in each such tenders; provided that no Class B shares shall be purchased for cancellation until all of the Class A shares shall have been previously redeemed or purchased for cancellation as the case may be.

  4.
  Liquidation

    In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holders of the Class A shares and the Class B shares shall be entitled to receive, equally per share, before any distribution of any part of the assets of the Corporation among the holders of any other shares, an amount equal to the Redemption Price per share and no more.

  5.
  Voting

  (a)
  Subject to the provisions of the Canada Business Corporations Act, the holders of the Class A shares and the Class B shares shall not, as such, have any voting rights nor shall they be entitled to attend shareholders' meetings unless and until (i) the Corporation shall fail to pay dividends on the Class A shares or the Class B shares on six dates on which the same should be paid whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation property applicable to the payments of dividends or (ii) the Corporation shall have failed to redeem Class A shares or Class B shares in accordance with Section 2 of these share conditions; thereafter, but only so long as (i) any dividends on the Class A shares or the Class B shares remain in arrears or (ii) any redemptions which should have been made in accordance with Section 2 of these share conditions remain outstanding, the holders of the Class A shares and the Class B shares shall collectively be entitled, voting separately and exclusively as a class, to elect two members of the board of directors of the Corporation; nothing herein contained shall be deemed to limit the right of the Corporation from time to time to increase or decrease the number of its directors.

  (b)
  Unless the total number of directors on the board of directors of the Corporation is modified to accommodate the two directors appointed in accordance with subsection 5(a), notwithstanding anything contained in the by-laws of the Corporation, the term of office of all persons who may be directors of the Corporation at any time when the right to elect directors shall accrue to the holders of the Class A shares and the Class B shares as provided in this section 5 or who may be appointed as directors thereafter and before a meeting of shareholders shall have been held shall terminate upon the election of directors at the next annual meeting of shareholders or at a special meeting of shareholders which may be held for the purpose of electing directors at any time after the accrual of such right to elect directors upon not less than 21 days written notice and which shall be called by the one-tenth (1/10) of the outstanding Class A shares and Class B shares; in default of the calling of such special meeting by the secretary within five days after the making of such request such meeting may be called by any holder of record of Class A shares or Class B shares.

    (c)
    Notwithstanding anything contained in the by-laws of the Corporation (i) upon any termination of the said right to elect directors, the term of office of the directors elected or appointed to represent the holders of Class A shares and the Class B shares exclusively shall forthwith terminate and (ii) it shall not be necessary for a person to be a holder of Class A shares or Class B shares in order to qualify him for election or appointment as a director of the Corporation to represent the holders of Class A shares and the Class B shares exclusively.

IV.
CLASS E EXCHANGEABLE SHARES

1.
Dividends

(a)
The Board of Directors shall declare and the Corporation shall pay dividends out of the assets of the Corporation properly applicable to the payment of dividends and after payment of the dividends properly payable on the Class A shares and the Class B shares as follows: (i) in the case of a cash dividend declared in United States currency on a Common Share of the Parent ("Parent Common Share") in an amount in cash in United States currency for each Exchangeable Share equal to the cash dividend declared on each Parent Common Share; (ii) in the case of a stock dividend declared on Parent Common Shares to be paid in Parent Common Shares, in such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of Parent Common Shares to be paid on each Parent Common Share; and (iii) in the case of a dividend declared on Parent Common Shares in property other than United States currency or Parent Common Shares, in such type and amount of property for each Exchangeable Share as is the same as or the Economic Equivalent (as defined below) of the type and amount of property declared as a dividend on each Parent Common Share.

(b)
The Board of Directors shall determine, in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the board may require), what is the Economic Equivalent for the purposes of this section and each such determination shall be conclusive and binding. In making such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors, (i) the relationship between the fair market value (as determined by the Board of Directors) of such property to be issued or distributed with respect to each outstanding Parent Common Share and the Current Market Value (as determined by the Board of Directors in the manner contemplated below) of a Parent Common Share; and (ii) the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of Parent Common Shares as a result of differences between the taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares). For purposes of these share provisions, the "Current Market Value" of any security listed and traded or quoted on a securities exchange shall be the weighted average of the daily closing prices of such security during a period of twenty (20) consecutive trading days ending five (5) trading days before the date of determination on the principal securities exchange on which such securities are listed and traded or quoted; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of such securities during such period does not create a market which reflects the fair market value of such securities, then the Current Market Value thereof shall be determined by the Board of Directors, in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the Board of Directors may require), and provided further that any such determination by the Board shall be conclusive and binding.

    (c)
    Such dividends shall have record and payment dates identical to the record and payment dates for dividends on the Parent Common Shares. In the event a record or payment date for a Parent Common Share is not a business day in Montreal, Quebec or Toronto, Ontario, the record or payment date, as the case may be, for the Exchangeable Shares shall be the next business day.

  2.
  Participation upon Liquidation, Dissolution or Winding-Up

  (a)
  In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Exchangeable Shares shall be entitled, subject to applicable law and subject to the Liquidation Call Right as set forth below, to receive from the assets of the Corporation for each Exchangeable Share on the effective date ("Liquidation Date"), after the distribution to the holders of Class A shares and Class B shares of their respective liquidation entitlement, but before any distribution of any part of the assets of the Corporation among the holders of common shares or any other shares ranking junior to the Exchangeable Shares an amount per share equal to (y) the Current Market Value of a Parent Common Share, determined on the trading day prior to the Liquidation Date, which shall be paid and satisfied in full only by the Corporation causing to be delivered to such holder one Parent Common Share, plus (z) an additional amount in cash equivalent to the full amount of all declared and unpaid dividends on each such Exchangeable Share (collectively, the "Liquidation Amount"). The Corporation shall immediately give notice to Parent of any proposed liquidation, dissolution or winding-up.

    (b)
    On or promptly after the Liquidation Date, and subject to the exercise by Parent of the Liquidation Call Right (as set forth below), the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share, upon the surrender by the holder thereof of the certificate evidencing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Canada Business Corporations Act and the by-laws of the Corporation and such additional documents and instruments as the secretary of the Corporation may reasonably require, at the registered office of the Corporation. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or by holding for pick up by the holder at the registered office of the Corporation of certificates representing Parent Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any hypothec, mortgage, security interest, charge or claim) and a cheque in United States dollars of the Corporation payable at par at any branch of the bankers of the Corporation in respect of the amount equivalent to the full amount of all declared and unpaid dividends comprising part of the total Liquidation Amount (less any tax required to be deducted and withheld therefrom by the Corporation). On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the Liquidation Date to deposit or cause to be deposited the total

      Liquidation Amount in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company. Upon such deposit being made, the rights of the holders of Exchangeable Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount (less any tax required to be deducted and withheld therefrom) for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Liquidation Amount, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be the holders of the Parent Common Shares delivered to them.

    (c)
    If Parent or an affiliate of Parent (within the meaning of the Canada Business Corporations Act is the sole holder of common shares of the Corporation, Parent shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the Corporation pursuant to subsection 2(a) of these share provisions, to purchase from all but not less than all of the holders of Exchangeable Shares on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Parent to the holder of an amount per share equal to (y) the Current Market Value of a Parent Common Share determined on the trading day prior to the Liquidation Date, which shall be satisfied in full only by causing to be delivered to such holder one Parent Common Share, plus (z) an additional amount equivalent to the full amount of all dividends declared and unpaid on such Exchangeable Shares (collectively, the "Liquidation Call Purchase Price"). In the event of the exercise of the Liquidation Call Right by Parent, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to Parent on the Liquidation Date on payment by Parent to the holder of the Liquidation Call Purchase Price for each such share.

    (d)
    To exercise the Liquidation Call Right, Parent must notify holders of Exchangeable Shares and the Corporation of Parent's intention to exercise such right within two business days of receiving notification of the liquidation, dissolution or winding-up from the Corporation as provided in subsection 2(a) of these share provisions. If Parent exercises the Liquidation Call Right, on the Liquidation Date Parent will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

    (e)
    For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, Parent shall deposit with the secretary of the Corporation, on or before the Liquidation Date, certificates representing the aggregate number of Parent Common Shares deliverable by Parent in payment of the total Liquidation Call Purchase Price and a cheque or cheques in the amount of the remaining portion, if any, of the total Liquidation Call Purchase Price. Provided that the total Liquidation Call Purchase Price has been so deposited with the secretary of the Corporation, on and after the Liquidation Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by Parent upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the Parent Common Shares delivered to it. Upon surrender to the secretary of the Corporation of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Canada Business Corporations Act and the by-laws of the Corporation and such additional documents and instruments as the secretary of the Corporation may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the secretary of the Corporation on behalf of Parent shall deliver to such holder, certificates representing the Parent Common Shares to which the holder is entitled and a cheque or cheques of Parent payable at par and in United States dollars at any branch of the bankers of Parent or of the Corporation in Canada in payment of the remaining portion, if any, of the total Liquidation Call Purchase Price. If Parent does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the liquidation price otherwise payable by the Corporation in connection with the liquidation, dissolution or winding-up of the Corporation pursuant to subsection 2(a) of these share provisions.

  3.
  Corporation Voting Rights

  (a)
  The holders of the Exchangeable Shares shall not be entitled to receive notice of, or to attend, any meetings of shareholders of the Corporation, subject to applicable law.

  4.
  Special Events

  (a)
  The Exchangeable Shares shall be subject to adjustment or modification from time to time in each of the following circumstances:

  (i)
  Parent shall sub-divide the then outstanding Parent Common Shares into a greater number of Parent Common Shares;

      (ii)
      Parent shall reduce, combine or consolidate the then outstanding Parent Common Shares into a smaller number of Parent Common Shares;

      (iii)
      Parent shall issue additional Parent Common Shares or shares of another class of Parent or shares of a subsidiary corporation to all or substantially all of the holders of Parent Common Shares by way of options, rights or warrants; or

      (iv)
      Parent shall reclassify or otherwise change the Parent Common Shares or effect an amalgamation, merger or reorganization.

    (b)
    The Board of Directors shall take all reasonable steps to effect any such adjustment or modification including, if necessary, submitting same to holders of Exchangeable Shares for their approval. Such adjustment or modification shall result in the same, or the Economic Equivalent (as determined below) of the adjustment or modification as that made to the Parent Common Shares and shall simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares.

    (c)
    The Board of Directors shall determine, in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the board may require), what is the Economic Equivalent for the purposes of any event referred to in this section 4 and each such determination shall be conclusive and binding. In making each such determination, the following factors shall, without excluding other factors determined by the board to be relevant, be considered by the Board of Directors:

    (i)
    in the case of subsection 4(a)(iii), the relationship between the exercise price of each of such options, rights or warrants and the Current Market Value (as determined by the Board of Directors in the manner contemplated in subsection l(b)) of a Parent Common Share; and

    (ii)
    the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of Parent Common Shares as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

  5.
  Retraction of Exchangeable Shares by Holder

  (a)
  A holder of Exchangeable Shares shall be entitled at any time, subject to the exercise by Parent of the Call Right (as defined below) and otherwise upon compliance with the provisions of this section 5(a), to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to (y) the Current Market Value of a Parent Common Share determined on the trading day prior to the Retraction Date (as defined below), which shall be paid and satisfied in full only by the Corporation causing to be delivered to such holder one Parent Common Share for each Exchangeable Share presented and surrendered by the holder plus (z) an additional amount equivalent to the full amount of all dividends declared and unpaid thereon (collectively the "Retraction Price"), provided that if the record date for any such declared and unpaid dividends occurs on or after the Retraction Date the Retraction Price shall not include such additional amount equivalent to the declared and unpaid dividends. To effect such redemption, the holder shall present and surrender at the registered office of the Corporation the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Companies Act, (Quebec) and the by-laws of the Corporation and such additional documents and instruments as the secretary of the Corporation may reasonably require, and together with a duly executed statement in such form as may be acceptable to the Corporation ("Retraction Request"):

      (i)
      specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Corporation;

      (ii)
      stating the business day on which the holder desires to have the Corporation redeem the Retracted Shares (the "Retraction Date"), provided that the Retraction Date shall be not less than five business days after the date on which the Retraction Request is received by the Corporation and further provided that, in the event that no such business day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the fifth business day after the date on which the Retraction Request is received by the Corporation; and

      (iii)
      acknowledging the overriding right (the "Call Right") of Parent to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to Parent in accordance with the Call Rights.

    (b)
    Subject to the exercise by Parent of the Call Right, upon receipt by the Corporation in the manner specified in section 5(a) hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have the Corporation redeem, together with a Retraction Request, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares. If only a part of the Exchangeable Shares represented by any certificate is redeemed (or purchased by Parent pursuant to the Call Right), a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

    (c)
    Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify Parent thereof. In order to exercise the Call Right, Parent must notify the Corporation in writing of its determination to do so (the "Retraction Call Notice") within two business days of notification to Parent by the Corporation of the receipt by the Corporation of the Retraction Request. If Parent does not so notify the Corporation within such two business day period, the Corporation will notify the holder as soon as possible thereafter that Parent will not exercise the Call Right. If Parent delivers the Call Notice within such two business day time period, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to Parent in accordance with the Call Right. In such event, the Corporation shall not redeem the Retracted Shares and Parent shall purchase from such holder and such holder shall sell to Parent on the Retraction Date the Retracted Shares for a purchase price (the "Purchase Price") per share equal to the Retraction Price per share. For the purposes of completing a purchase pursuant to the Call Right, Parent shall deposit with the secretary of the Corporation, on or before the Retraction Date, certificates representing Parent Common Shares and a cheque in the amount of the remaining portion, if any, of the total Purchase Price. Provided that the total Purchase Price has been so deposited with the secretary of the Corporation, the closing of the purchase and sale of the Retracted Shares pursuant to the Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that Parent does not deliver a Retraction Call Notice within two business day period, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this section 5(c).

    (d)
    the Corporation or Parent, as the case may be, shall deliver or cause to be delivered to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the registered office of the Corporation, certificates representing the Parent Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any hypothec, mortgage, security interest, charge or claim) registered in the name of the holder or in such other name as the holder may request in payment of the total Retraction Price or the total Purchase Price, as the case may be, and a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in payment of the remaining portion, if any, of the total Retraction Price (less any tax required to be deducted and withheld therefrom by the Corporation) or a cheque of Parent payable at par and in United States dollars at any branch of the bankers of Parent or of the Corporation in Canada in payment of the remaining portion, if any, of the total Purchase Price, as the case may be, and such delivery of such certificates and cheque on behalf of the Corporation or by Parent, as the case may be, shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, to the extent that the same is represented by such share certificates and cheque (plus any tax required and in fact deducted and withheld therefrom and remitted to the proper tax authority), unless such cheque is not paid on due presentation.

    (e)
    On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive this proportionate part of the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made, in which case the rights of such holder shall remain unaffected until the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by Parent shall thereafter be considered and deemed for all purposes to be a holder of the Parent Common Shares delivered to it.

    (f)
    Notwithstanding any other provision of this section 5, the Corporation shall not be required to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Parent shall not have exercised the Call Right with respect to the Retracted Shares, the Corporation shall only be required to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded to the next lower multiple of 100 shares) as would not be contrary to such provisions and shall notify the holder at least two business days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, the Corporation shall as soon as practicable and from time to time redeem Retracted Shares in accordance with section 5(b) of these share provisions on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to section 5(a) hereof.

  6.
  Amendment and Approval

  (a)
  The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

  (b)
  Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law.

V.
COMMON SHARES

1.
Dividends

(a)
After dividends have been declared and paid on the Class A shares, the Class B shares and the Exchangeable Shares, as the case may be, as provided for in the articles of the Corporation, the holders of record of the common shares shall be entitled to receive as and when declared by the directors of the Corporation in their discretion, out of the moneys properly applicable to the payment of dividends, dividends on such shares, in such amounts and at such times as the directors of the Corporation shall determine.

(b)
Cheques of the Corporation payable at par at any branch of the Corporation's bankers in Canada shall be issued in respect of such dividends (less any taxes required to be deducted) and the mailing of such a cheque to any holder shall satisfy the dividend represented thereby.

2.
Liquidation

    In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary after distribution to the holders of the Class A shares, the Class

    B shares, and the Exchangeable Shares, the holders of the common shares shall be entitled to receive the remaining property of the Corporation.

  3.
  Vote

    The holders of the common shares are entitled to one vote for each share held at all meetings of shareholders.

SCHEDULE II

        No shares of the capital stock of the Corporation shall be transferred without the consent of the directors of the Corporation, evidenced by a resolution passed by them and recorded in the books of the Corporation.

SCHEDULE III

1.
The number of shareholders of the Corporation shall be limited to fifty (50), not including persons who are in the employment of the Corporation or of a subsidiary and persons who, having been formerly in the employment of the Corporation or of a subsidiary, were, while in that employment, and have continued after the termination of that employment to be shareholders of the Corporation, two (2) or more persons holding one (1) or more shares jointly being counted as a single shareholder.

3.
Any invitation to the public to subscribe for securities of the Corporation is prohibited.

SHARE CONDITIONS
FOR CLASS F SHARES OF WOOD WYANT INC.

SCHEDULE I

CLASS SHARES

        The Class F Shares shall carry and be subject to the following rights, privileges, conditions and restrictions:

1.
Dividends

1.1
The holders of record of the Class F Shares who have exercised the retraction privilege set forth in section 2.1 hereof in the manner and within the time period set forth in section 2 shall be entitled to a fixed cumulative preferential dividend, subject to the provisions of the Canada Business Corporations Act, in preference and priority to any payment of dividends on any other class of shares of the Corporation, but only after the payment of dividends to the holders of the Class A shares and the holders of the Class B shares and after the payment of any dividends properly payable on the Class E Exchangeable Shares, at an annual rate per share of 3.5% of the Retraction Price (as defined in section 2.1 hereof, payable monthly, on the last day of each month. Such dividends shall accrue and be cumulative from July 1, 2000. If on any dividend payment date the Corporation shall not have paid the said dividends in full on all Class F Shares, then the outstanding dividends or the unpaid part thereof shall be paid on a subsequent date or dates in priority to dividends on the common shares and on any shares of any other class of shares of the Corporation ranking junior as to the payment of dividends to the Class F Shares.

1.2
Cheques of the Corporation payable at par at any branch of the Corporation's bankers in Canada shall be issued in respect of such dividends (less any taxes required to be deducted) and the mailing of such a cheque to any holder shall satisfy the dividend represented thereby.

2.
Retraction of Class F Shares by Holder

2.1
A holder of Class F Shares shall be entitled at any time, during the time period commencing July 1, 2000 and terminating on July 31, 2000 upon compliance with the provisions of this section 2, to require the Corporation to redeem all but not less than all of the Class F Shares registered on June 30, 2030 in the name of such holder for an amount per share equal to $11.250028 plus the full aggregate amount of all dividends accrued thereon and unpaid to the applicable date of redemption (collectively the "Retraction Price"), as follows:

(i)
redemptions of Class F Shares made pursuant to this section 2 shall be made in five, equal, consecutive, annual tranches, each tranche equal to twenty percent (20%) of the aggregate number of Class F Shares outstanding immediately prior to the first such redemption, and

    (ii)
    the first tranche shall be redeemed on the third day of August 2000 and the subsequent tranches shall be redeemed on the third day of August of each of the four successive years until all of the Class F Shares shall have been redeemed.

    The Class F Shares redeemed pursuant to this section 2 shall be cancelled.

  2.2
  To exercise the retraction privilege in this section 2, the holder of Class F Shares shall after July 1, 2000 but prior to July 31, 2000 give notice to the Corporation at its registered office of the intention of the holder to require the Corporation to redeem all of the Class F Shares held by such holder on June 30, 2000 in the manner and at the times set forth in section 2.1. To effect each such redemption, the holder shall present and surrender at the registered office of the Corporation at any time prior to the applicable redemption date set forth in paragraph 2. l(ii) the certificate or certificates representing the Class F Shares which the Corporation will be required to redeem on the relevant redemption date, together with such other documents and instruments as may be required to effect a transfer of such Class F Shares under the Canada Business Corporations Act and the by-laws of the Corporation and such additional documents and instruments as the secretary of the Corporation may reasonably require.

  2.3
  Upon receipt by the Corporation of the notice of exercise of the retraction privilege in the manner specified in section 2.2 and of a certificate or certificates representing the number of Class F Shares which the Corporation will be required to redeem on the relevant redemption date, subject to the provisions of the Canada Business Corporations Act, the Corporation shall be obliged to redeem the applicable number of Class F Shares held by the holder effective at the close of business on the applicable redemption date and shall cause to be delivered to such holder the total Retraction Price with respect to such applicable number of Class F Shares. If only a part of the Class F Shares represented by any certificate is to be redeemed, a new certificate for the balance of such Class F Shares shall be issued to the holder at the expense of the Corporation.

  2.4
  In the event that the Corporation shall fail to redeem any tranche of Class F Shares in accordance with the provisions of this section 2, the holders of the Class F Shares shall be entitled to call upon the Corporation, by written request, to redeem such tranche and, subject to Section 36 of the Canada Business Corporations Act, the Corporation shall redeem such shares within thirty (30) days of receipt of such request in accordance with the provisions of this section 2.

3.
Liquidation

  In the event of the liquidation, dissolution or winding-up of the Corporation after June 30, 2000, whether voluntary or involuntary, the holders of the Class F Shares who have exercised the retraction privilege set forth in section 2 hereof in the manner and within the time period set forth in section 2 hereof shall be entitled to receive, equally per share, after distribution to the holders of the Class A Shares, the Class B Shares and the Class E

2

  Exchangeable Shares, but before any distribution of any part of the assets of the Corporation among the holders of common shares or any other shares ranking junior to the Class F Shares, an amount equal to the Retraction Price per share and no more.

4.
Voting

4.1
Subject to the provisions of the Canada Business Corporations Act, the holders of the Class F Shares shall not, as such, have any voting rights nor shall they be entitled to attend shareholders' meetings unless and until (i) the Corporation shall fail to pay dividends on the Class F Shares on six dates on which the same should be paid whether or not consecutive and whether or not such dividends have been declared and whether or not there are any moneys of the Corporation properly applicable to the payments of dividends or (ii) the Corporation shall have failed to redeem Class F Shares in accordance with section 2 of these share conditions; thereafter, but only so long as (i) any dividends on the Class F Shares remain in arrears or (ii) any redemptions which should have been made in accordance with section 2 of these share conditions remain outstanding, the holders of the Class F Shares shall collectively be entitled, voting separately and exclusively as a class, to elect two members of the board of directors of the Corporation; nothing herein contained shall be deemed to limit the right of the Corporation from time to time to increase or decrease the number of its directors.

4.2
Unless the total number of directors on the board of directors of the Corporation is modified to accommodate the two directors appointed in accordance with section 2, notwithstanding anything contained in the by-laws of the Corporation, the term of office of all persons who may be directors of the Corporation at any time when the right to elect directors shall accrue to the holders of the Class F Shares as provided in this section 2 or who may be appointed as directors thereafter and before a meeting of shareholders shall have been held shall terminate upon the election of directors at the next annual meeting of shareholders or at a special meeting of shareholders which may be held for the purpose of electing directors at any time after the accrual of such right to elect directors upon not less than 21 days written notice and which shall be called by the one-tenth (1/10) of the outstanding Class F Shares; in default of the calling of such special meeting by the secretary within five days after the making of such request such meeting may be called by any holder of record of Class F Shares.

4.3
Notwithstanding anything contained in the by-laws of the Corporation (i) upon any termination of the said right to elect directors, the term of office of the directors elected or appointed to represent the holders of Class F Shares exclusively shall forthwith terminate and (ii) it shall not be necessary for a person to be a holder of Class F Shares in order to qualify him for election or appointment as a director of the Corporation to represent the holders of Class F Shares exclusively.

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5.
Special Dividends on Class F Shares

5.1
The Board of Directors shall declare and the Corporation shall pay dividends out of the assets of the Corporation properly applicable to the payment of dividends and after payment of the dividends properly payable on the Class A shares and the Class B shares and the Class E Exchangeable Shares up to and including June 30, 2000 as follows: (i) in the case of a cash dividend declared in United States currency on a Parent Common Share up to and including June 30, 2000 in an amount in cash in United States currency for each Class F Share equal to the cash dividend declared on each Parent Common Share; (ii) in the case of a stock dividend declared on Parent Common Shares to be paid in Parent Common Shares up to and including June 30, 2000, in such number of Class F Shares for each Class F Share as is equal to the number of Parent Common Shares to be paid on each Parent Common Share; and (iii) in the case of a dividend declared on Parent Common Shares in property other than United States currency or Parent Common Shares up to and including June 30, 2000, in such type and amount of property for each Class F Share as is the same as or the Economic Equivalent (as defined below) of the type and amount of property declared as a dividend on each Parent Common Share.

5.2
The Board of Directors shall determine, in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the board may require), what is the Economic Equivalent for the purposes of this section 5 and each such determination shall be conclusive and binding. In making such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors, (i) the relationship between the fair market value (as determined by the Board of Directors) of such property to be issued or distributed with respect to each outstanding Parent Common Share and the Current Market Value (as determined by the Board of Directors in the manner contemplated below) of a Parent Common Share; and the general taxation consequences of the relevant event to holders of Class F Shares to the extent that such consequences may differ from the taxation consequences to holders of Parent Common Shares as a result of differences between the taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Class F Shares). For purposes of these share provisions, the "Current Market Value" of any security listed and traded or quoted on a securities exchange shall be the weighted average of the daily closing prices of such security during a period of twenty (20) consecutive trading days ending five (5) trading days before the date of determination on the principal securities exchange on which such securities are listed and traded or quoted; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of such securities during such period does not create a market which reflects the fair market value of such securities, then the Current Market Value thereof shall be determined by the Board of Directors, in good faith and in its sole discretion (with the assistance of such reputable and qualified independent

4

    financial advisors and/or other experts as the Board of Directors may require), and provided further that any such determination by the Board shall be conclusive and binding.

  5.3
  Such dividends shall have record and payment dates identical to the record and payment dates for dividends on the Parent Common Shares. In the event a record or payment date for a Parent Common Share is not a business day in Montreal, Quebec or Toronto, Ontario, the record or payment date, as the case may be, for the Class F Shares shall be the next business day.

6.
Participation upon Liquidation, Dissolution or Winding-Up

6.1
In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs at any time up to and including June 30, 2000, the holders of the Class F Shares shall be entitled, subject to applicable law and subject to the Liquidation Call Right as set forth below, to receive from the assets of the Corporation for each Class F Share on the effective date ("Liquidation Date"), after the distribution to the holders of Class A shares and Class B shares and the Class E Exchangeable Shares of their respective liquidation entitlement, but before any distribution of any part of the assets of the Corporation among the holders of common shares or any other shares ranking junior to the Class F Shares an amount per share equal to (y) the Current Market Value of a Parent Common Share, determined on the trading day prior to the Liquidation Date, which shall be paid and satisfied in full only by the Corporation causing to be delivered to such holder one Parent Common Share, plus (z) an additional amount in cash equivalent to the full amount of all declared and unpaid dividends on each such Class F Share (collectively, the "Liquidation Amount"). The Corporation shall immediately give notice to Parent of any proposed liquidation, dissolution or winding-up.

6.2
On or promptly after the Liquidation Date, and subject to the exercise by Parent of the Liquidation Call Right (as set forth below), the Corporation shall cause to be delivered to the holders of the Class F Shares the Liquidation Amount for each such Class F Share, upon the surrender by the holder thereof of the certificate evidencing such Class F Shares, together with such other documents and instruments as may be required to effect a transfer of Class F Shares under the Canada Business Corporations Act and the by-laws of the Corporation and such additional documents and instruments as the secretary of the Corporation may reasonably require, at the registered office of the Corporation. Payment of the total Liquidation Amount for such Class F Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Class F Shares or by holding for pickup by the holder at the registered office of the Corporation of certificates representing Parent Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any hypothec, mortgage, security interest, charge or claim) and a cheque in United States dollars of the Corporation payable at par at

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    any branch of the bankers of the Corporation in respect of the amount equivalent to the full amount of all declared and unpaid dividends comprising part of the total Liquidation Amount (less any tax required to be deducted and withheld therefrom by the Corporation). On and after the Liquidation Date, the holders of the Class F Shares shall cease to be holders of such Class F Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Class F Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the Liquidation Date to deposit or cause to be deposited the total Liquidation Amount in respect of the Class F Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company. Upon such deposit being made, the rights of the holders of Class F Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount (less any tax required to be deducted and withheld therefrom) for such Class F Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Liquidation Amount, the holders of the Class F Shares shall thereafter be considered and deemed for all purposes to be the holders of the Parent Common Shares delivered to them.

  6.3
  If Parent or an affiliate of Parent (within the meaning of the Canada Business Corporations Act is the sole holder of common shares of the Corporation, Parent shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the Corporation pursuant to section 6.1 of these share provisions, to purchase from all but not less than all of the holders of Class F Shares on the Liquidation Date all but not less than all of the Class F Shares held by each such holder on payment by Parent to the holder of an amount per share equal to (y) the Current Market Value of a Parent Common Share determined on the trading day prior to the Liquidation Date, which shall be satisfied in full only by causing to be delivered to such holder one Parent Common Share, plus (z) an additional amount equivalent to the full amount of all dividends declared and unpaid on such Class F Shares (collectively, the "Liquidation Call Purchase Price"). In the event of the exercise of the Liquidation Call Right by Parent, each holder shall be obligated to sell all the Class F Shares held by the holder to Parent on the Liquidation Date on payment by Parent to the holder of the Liquidation Call Purchase Price for each such share.

  6.4
  To exercise the Liquidation Call Right, Parent must notify holders of Class F Shares and the Corporation of Parent's intention to exercise such right within two business days of receiving notification of the liquidation, dissolution or winding-up from the Corporation as provided in section 6.1 of these share provisions. If

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    Parent exercises the Liquidation Call Right, on the Liquidation Date Parent will purchase and the holders will sell all of the Class F Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

  6.5
  For the purposes of completing the purchase of the Class F Shares pursuant to the Liquidation Call Right, Parent shall deposit with the secretary of the Corporation, on or before the Liquidation Date, certificates representing the aggregate number of Parent Common Shares deliverable by Parent in payment of the total Liquidation Call Purchase Price and a cheque or cheques in the amount of the remaining portion, if any, of the total Liquidation Call Purchase Price. Provided that the total Liquidation Call Purchase Price has been so deposited with the secretary of the Corporation, on and after the Liquidation Date the rights of each holder of Class F Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by Parent upon presentation and surrender by the holder of certificates representing the Class F Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the Parent Common Shares delivered to it. Upon surrender to the secretary of the Corporation of a certificate or certificates representing Class F Shares, together with such other documents and instruments as may be required to effect a transfer of Class F Shares under the Canada Business Corporations Act and the by-laws of the Corporation and such additional documents and instruments as the secretary of the Corporation may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the secretary of the Corporation on behalf of Parent shall deliver to such holder, certificates representing the Parent Common Shares to which the holder is entitled and a cheque or cheques of Parent payable at par and in United States dollars at any branch of the bankers of Parent or of the Corporation in Canada in payment of the remaining portion, if any, of the total Liquidation Call Purchase Price. If Parent does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Class F Shares will be entitled to receive in exchange therefor the liquidation price otherwise payable by the Corporation in connection with the liquidation, dissolution or winding-up of the Corporation pursuant to section 6.1 of these share provisions.

7.
Special Events

7.1
The Class F Shares shall be subject to adjustment or modification from time to time in each of the following circumstances which occur up to and including June 30, 2000:

(i)
Parent shall sub-divide the then outstanding Parent Common Shares into a greater number of Parent Common Shares;

(ii)
Parent shall reduce, combine or consolidate the then outstanding Parent Common Shares into a smaller number of Parent Common Shares;

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    (iii)
    Parent shall issue additional Parent Common Shares or shares of another class of Parent or shares of a subsidiary corporation to all or substantially all of the holders of Parent Common Shares by way of options, rights or warrants; or

    (iv)
    Parent shall reclassify or otherwise change the Parent Common Shares or effect an amalgamation, merger or reorganization.

  7.2
  The Board of Directors shall take all reasonable steps to effect any such adjustment or modification including, if necessary, submitting same to holders of Class F Shares for their approval. Such adjustment or modification shall result in the same, or the Economic Equivalent (as determined below) of the adjustment or modification as that made to the Parent Common Shares and shall simultaneously be made to, or in the rights of the holders of, the Class F Shares.

  7.3
  The Board of Directors shall determine, in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the board may require), what is the Economic Equivalent for the purposes of any event referred to in this section 7 and each such determination shall be conclusive and binding. In making each such determination, the following factors shall, without excluding other factors determined by the board to be relevant, be considered by the Board of Directors:

  (i)
  in the case of subsection 7.1, the relationship between the exercise price of each of such options, rights or warrants and the Current Market Value (as determined by the Board of Directors in the manner contemplated in subsection 7.2) of a Parent Common Share; and

  (ii)
  the general taxation consequences of the relevant event to holders of Class F Shares to the extent that such consequences may differ from the taxation consequences to holders of Parent Common Shares as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Class F Shares).

8.
Special Retraction of Class F Shares by Holder

8.1
A holder of Class F Shares shall be entitled at any time up to June 30, 2000, subject to the exercise by Parent of the Call Right (as defined below) and otherwise upon compliance with the provisions of this section 8, to require the Corporation to redeem any or all of the Class F Shares registered in the name of such holder at any time prior to June 30, 2000 for an amount per share equal to (y) the Current Market Value of a Parent Common Share determined on the trading day prior to the Retraction Date (as defined below), which shall be paid and satisfied in full only by the Corporation causing to be delivered to such holder one Parent Common Share for each Class F Share presented and surrendered by

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    the holder plus (z) an additional amount equivalent to the full amount of all dividends declared and unpaid thereon (collectively the "Special Retraction Price"), provided that if the record date for any such declared and unpaid dividends occurs on or after the Retraction Date the Special Retraction Price shall not include such additional amount equivalent to the declared and unpaid dividends. To effect such redemption, the holder shall present and surrender at the registered office of the Corporation at any time prior to June 30, 2000 the certificate or certificates representing the Class F Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Class F Shares under the Canada Business Corporations Act and the by-laws of the Corporation and such additional documents and instruments as the secretary of the Corporation may reasonably require, and together with a duly executed statement in such form as may be acceptable to the Corporation ("Retraction Request"):

    (i)
    specifying that the holder desires to have all or any number specified therein of the Class F Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Corporation;

    (ii)
    stating the business day on or prior to June 30, 2000 on which the holder desires to have the Corporation redeem the Retracted Shares (the "Retraction Date"), provided that the Retraction Date shall be not less than five business days after the date on which the Retraction Request is received by the Corporation and further provided that, in the event that no such business day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the fifth business day after the date on which the Retraction Request is received by the Corporation; and

    (iii)
    acknowledging the overriding right (the "Call Right") of Parent to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to Parent in accordance with the Call Rights.

  8.2
  Subject to the exercise by Parent of the Call Right, upon receipt by the Corporation in the manner specified in section 8.1 hereof of a certificate or certificates representing the number of Class F Shares which the holder desires to have the Corporation redeem, together with a Retraction Request, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the total Special Retraction Price with respect to such shares. If only a part of the Class F Shares represented by any certificate is redeemed (or purchased by Parent pursuant to the Call Right), a new certificate for the balance of such Class F Shares shall be issued to the holder at the expense of the Corporation.

  8.3
  Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify Parent thereof. In order to exercise the Call Right, Parent

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    must notify the Corporation in writing of its determination to do so (the "Retraction Call Notice") within five business days of notification to Parent by the Corporation of the receipt by the Corporation of the Retraction Request. If Parent does not so notify the Corporation within such five business day period, the Corporation will notify the holder as soon as possible thereafter that Parent will not exercise the Call Right. If Parent delivers the Call Notice within such five business day time period, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to Parent in accordance with the Call Right. In such event, the Corporation shall not redeem the Retracted Shares and Parent shall purchase from such holder and such holder shall sell to Parent on the Retraction Date the Retracted Shares for a purchase price (the "Purchase Price") per share equal to the Special Retraction Price per share. For the purposes of completing a purchase pursuant to the Call Right, Parent shall deposit with the secretary of the Corporation, on or before the Retraction Date, certificates representing Parent Common Shares and a cheque in the amount of the remaining portion, if any, of the total Purchase Price. Provided that the total Purchase Price has been so deposited with the secretary of the Corporation, the closing of the purchase and sale of the Retracted Shares pursuant to the Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that Parent does not deliver a Retraction Call Notice within two business day period, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this section 8.3.

  8.4
  The Corporation or Parent, as the case may be, shall deliver or cause to be delivered to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Class F Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the registered office of the Corporation, certificates representing the Parent Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any hypothec, mortgage, security interest, charge or claim) registered in the name of the holder or in such other name as the holder may request in payment of the total Special Retraction Price or the total Purchase Price, as the case may be, and a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in payment of the remaining portion, if any, of the total Special Retraction Price (less any tax required to be deducted and withheld therefrom by the Corporation) or a cheque of Parent payable at par and in United States dollars at any branch of the bankers of Parent or of the Corporation in Canada in payment of the remaining portion, if any, of the total Purchase Price, as the case may be, and such delivery of such certificates and cheque on behalf of the Corporation or by Parent, as the case may be, shall be deemed to be payment of and shall satisfy and discharge all liability for the total Special Retraction Price or total Purchase Price, as the case may be, to the extent that the same is represented by such share certificates and cheque (plus any tax required and in fact deducted and withheld therefrom and remitted to the proper tax authority), unless such cheque is not paid on due presentation.

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  8.5
  On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive this proportionate part of the total Special Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Special Retraction Price or the total Purchase Price, as the case may be, shall not be made, in which case the rights of such holder shall remain unaffected until the total Special Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date provided that presentation and surrender of certificates and payment of the total Special Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by Parent shall thereafter be considered and deemed for all purposes to be a holder of the Parent Common Shares delivered to it.

  8.6
  Notwithstanding any other provision of this section 8, the Corporation shall not be required to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Parent shall not have exercised the Call Right with respect to the Retracted Shares, the Corporation shall only be required to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded to the next lower multiple of 100 shares) as would not be contrary to such provisions and shall notify the holder at least two business days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, the Corporation shall as soon as practicable and from time to time redeem Retracted Shares in accordance with section 8.2 of these share provisions on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to section 8.2 hereof.

9.
Amendment and Approval

9.1
The rights, privileges, restrictions and conditions attaching to the Class F Shares may be added to, changed or removed but only with the approval of the holders of the Class F Shares given as hereinafter specified.

9.2
Any approval given by the holders of the Class F Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Class F Shares or any other matter requiring the approval or consent of the holders of the

11

    Class F Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law.

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SHARE CONDITIONS
FOR WOOD WYANT INC.

        Replacement Article V to Schedule I of the Certificate of Amendment dated November 11, 1996.

SCHEDULE H

COMMON SHARES

10.
Dividends

10.1
After dividends have been declared and paid on the Class A shares, the Class B shares, the Exchangeable Shares and the Class F Shares, as the case may be, as provided for in the articles of the Corporation, the holders of record of the common shares shall be entitled to receive as and when declared by the directors of the Corporation in their discretion, out of the moneys properly applicable to the payment of dividends, dividends on such shares, in such amounts and at such times as the directors of the Corporation shall determine.

10.2
Cheques of the Corporation payable at par at any branch of the Corporation's bankers in Canada shall be issued in respect of such dividends (less any taxes required to be deducted) and the mailing of such a cheque to any holder shall satisfy the dividend represented thereby.

11.
Liquidation

  In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary after distribution to the holders of the Class A shares, the Class B shares, the Exchangeable Shares and the Class F Shares, the holders of the common shares shall be entitled to receive the remaining property of the Corporation.

12.
Vote

  The holders of the common shares are entitled to one vote for each share held at all meetings of shareholders.

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QuickLinks

SCHEDULE I
SCHEDULE II
SCHEDULE III
SCHEDULE I
SCHEDULE II
SCHEDULE III
SHARE CONDITIONS FOR CLASS F SHARES OF WOOD WYANT INC.
SCHEDULE I
SHARE CONDITIONS FOR WOOD WYANT INC.
SCHEDULE H COMMON SHARES